                                                                   Ex 10.5(f)

                   AMENDED AND RESTATED CREDIT AGREEMENT


AMENDED AND RESTATED CREDIT AGREEMENT dated as of September 23, 1997 among TOYOTA MOTOR CREDIT CORPORATION (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                           W I T N E S S E T H :

WHEREAS, the parties hereto have heretofore entered into a Three-Year Credit Agreement dated as of September 29, 1994 and amended and restated as of September 24, 1996 (the "Agreement");

WHEREAS, no Loans are outstanding under the Agreement at the date hereof; and

WHEREAS, the parties hereto desire to amend the Agreement as set forth herein and to restate the Agreement in its entirety to read as set forth in the Agreement with the amendments specified below;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

SECTION 2.  Amendment of the Agreement

    (a) Each reference to "1995" in the definition of "Borrower's 1995 Form 10-K" and in Section 4.04(a) is changed to "1996".

    (b) Each reference to "1996" in the definition of "Borrower's Latest Form 10-Q" and in Sections 4.04(b) and (c) is changed to "1997".

    (c) The date "September 24, 2001" appearing in the definition of "Termination Date" is changed to "September 23, 2002".

    (d) Section 5.01(e) is amended in its entirety to read as follows:

         (e) promptly upon the filing thereof, copies of all registration statements (other than exhibits thereto, pricing supplements and any registration statements (x) on Form S-8 or its equivalent or (y) in connection with asset securitization transactions) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Borrower shall have filed with the Securities and Exchange Commission;

    (e) Section 5.01 (f) is amended in its entirety to read as follows:

         (f) within five days after any officer of the Borrower at any time obtains knowledge that any representation or warranty set forth in Section
4.06 would not be true if made at such time, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto; and

SECTION 3. Changes in Commitments. With effect from and including the date this Amended and Restated Credit Agreement becomes effective in accordance with Section 5 hereof, the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Section 2.09 of the Agreement. Any Bank whose commitment is changed to zero shall upon such effectiveness cease to be a Bank party to the Agreement, and all accrued fees and other amounts payable under the Agreement for the account of such Bank shall be due and payable on such date; provided that the provisions of Section
9.03 of the Agreement shall continue to inure to the benefit of each such Bank.

SECTION 4. Governing Law. This Amended and Restated Credit Agreement shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 5. Counterparts; Effectiveness. This Amended and Restated Credit Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amended and Restated Credit Agreement shall become effective as of the date hereof when the Agent shall have received (i) duly executed counterparts hereof signed by the Borrower and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party) and (ii) an opinion of the General Counsel of the Borrower (or such other counsel for the Borrower as may be acceptable to the Agent) substantially in the form of Exhibit E to the Agreement with reference to this Amended and Restated Credit Agreement and the Agreement as amended and restated hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement to be duly executed as of the date first above written.

                                        TOYOTA MOTOR CREDIT CORPORATION


                                     By: /S/ George E. Borst
                                        -------------------------------
                                  Title:     Senior Vice President
                                             & General Manager

Commitments
-----------

$100,000,000                         MORGAN GUARANTY TRUST
                                     COMPANY OF NEW YORK


                                     By: /S/ Robert L. Barrett
                                        --------------------------------
                                  Title:     Vice President



$100,000,000                         BANK OF AMERICA NATIONAL TRUST
                                     AND SAVINGS ASSOCIATION


                                     By: /S/ Alan Roche
                                        --------------------------------
                                  Title:     Vice President



$100,000,000                         THE BANK OF TOKYO-MITSUBISHI, LTD.


                                     By: /S/ Tetsuji Kano
                                        --------------------------------
                                  Title:     Deputy General Manager



$100,000,000                         THE CHASE MANHATTAN BANK


                                     By: /S/ Frances L. Bonham
                                        --------------------------------
                                  Title:     Managing Dirextor



$100,000,000                         CITIBANK, N.A.


                                     By: /S/ Brian Ike
                                        --------------------------------
                                  Title:     Attorney-in-Fact



$100,000,000                         CREDIT SUISSE FIRST BOSTON


                                     By: /S/ David J. Worthington
                                        --------------------------------
                                  Title:     Managing Director


                                     By: /S/ Mark A. Sampson
                                        --------------------------------
                                  Title:     Vice President

$40,000,000                          ABN AMRO BANK, N.V., LOS ANGELES
                                     INTERNATIONAL BRANCH


                                     By: /S/ John A. Miller
                                        --------------------------------
                                  Title:     Group Vice President


                                     By: /S/ Ellen M. Coleman
                                        --------------------------------
                                  Title:     Vice President/Director



$40,000,000                          BANQUE PARIBAS


                                     By: /S/ Lynne A. Lueders
                                        --------------------------------
                                  Title:     Director


                                     By: /S/ Matthew C. Bishop
                                        --------------------------------
                                  Title:     Associate



$40,000,000                          BARCLAYS BANK PLC


                                     By: /S/ L. Peter Yetman
                                        --------------------------------
                                  Title:     Associate Director



$40,000,000                          DEUTSCHE BANK AG, NEW YORK
                                     BRANCH / CAYMAN ISLAND BRANCH


                                     By: /S/ Wolf A. Kluge
                                        --------------------------------
                                  Title:     Vice President


                                     By: /S/ Volker Recker
                                        --------------------------------
                                  Title:     Vice President

$40,000,000                          THE LONG-TERM CREDIT BANK OF
                                     JAPAN, LIMITED, LOS ANGELES AGENCY


                                     By: /S/ Masahiro Yoshioka
                                        --------------------------------
                                  Title:     Deputy General Manager



$40,000,000                          THE SAKURA BANK, LIMITED
                                     LOS ANGELES AGENCY


                                     By: /S/ Daijiro Tsuchiya
                                        --------------------------------
                                  Title:     General Manager & Agent



$40,000,000                          THE SANWA BANK, LIMITED,
                                     LOS ANGELES BRANCH


                                     By: /S/ Nobud Katsumata
                                        --------------------------------
                                  Title:     Assistant Vice President



$40,000,000                          SWISS BANK CORPORATION,
                                     NEW YORK BRANCH


                                     By: /S/ Mark Crameri
                                        --------------------------------
                                  Title:   Associate Director, Credit
                                           Risk Managment, SBC Warburg


                                      By: /S/ Dorothy L. McKinley
                                         -------------------------------
                                   Title:     Associate Director,
                                          Banking Finance Support, N.A.



$40,000,000                          THE TOKAI BANK, LIMITED,
                                     LOS ANGELES AGENCY


                                     By: /S/ Kosuke Furukawa
                                        --------------------------------
                                  Title:     Joint General Manager

$40,000,000                          UNION BANK OF SWITZERLAND,
                                     NEW YORK BRANCH


                                     By: /S/ Mary V. Turnbach
                                        --------------------------------
                                  Title:     Assistant Treasurer


                                     By: /S/ Paula Mueller
                                        --------------------------------
                                  Title:     Vice President

-----------------
Total Commitments

   $1,000,000,000
=================


                                     MORGAN GUARANTY TRUST COMPANY
                                     OF NEW YORK, as Agent


                                     By: /S/ Robert L. Barrett
                                        --------------------------------
                                  Title:     Vice President